UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 8, 2018
Date of Report (Date of earliest event reported)
ABRAXAS PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
18803 Meisner Drive
San Antonio, Texas 78258
(210) 490-4788
(Address of principal executive offices and Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 8, 2018, the results of the following proposals were as follows:

1.	To elect as directors for a term of three years to hold office until the expiration of his term in 2021, or until a successor has been elected and duly qualified.

	Number of Shares
	For	Withheld
W. Dean Karrash	91,234,442	2,005,047
Paul A. Powell, Jr.	85,169,549	8,075,940
Edward P. Russell	92,310,492	931,997

2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2018. .

Number of Shares
For	Against	Withheld
144,669,360	2,318,343	301,972

3.	To approve, on an advisory vote, a resolution of executive compensation.

Number of Shares
For	Against	Withheld
87,559,794	4,881,730	800,965

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ABRAXAS PETROLEUM CORPORATION
By: /s/ Geoffrey R. King
Geoffrey R. King
Vice President, Chief Financial Officer

Dated: May 8, 2018

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